Net Gratuity Cost (Detail) (Gratuity) In Millions	12 Months Ended
	Mar. 31, 2011 USD ($)	Mar. 31, 2011 INR	Mar. 31, 2010 INR	Mar. 31, 2009 INR
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 6.1	269.5	209.9	164.3
Interest cost	1.8	78.0	58.9	46.0
Expected return on plan assets	(0.5)	(23.6)	(38.8)	(31.0)
Actuarial (gains)/ losses	2.3	102.9	(27.3)	(21.6)
Net gratuity cost	$ 9.7	426.8	202.7	157.7